FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 28, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-10
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on June 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.43) June 25, 2002 - Information on Distribution to
                                          Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:  July 15, 2002               By:    /S/Samuel Molinaro
                                             Samuel Molinaro
                                             Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.43)       June 25, 2002 - Information on
                   Distribution to Certificateholders




            June 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.43
                                   TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-10









                                Principal Amt.
 Certificate        Face           Prior to        Interest        Principal       Total               Ending
   Class            Value        Distribution     Distributed      Distributed   Distribution          Balance
       A      $ 211,895,600   $ 51,983,525.07     298,905.07     2,767,098.50     $3,066,003.77    $ 49,216,426.57
      PO             90,487         52,293.99              0           216.70            216.70          52,077.29
     X(*)       222,864,136     64,319,101.47      42,406.51                0         42,406.51      61,486,420.04
     B-1          6,856,700      6,543,546.31      37,625.31         3,453.44         41,078.83       6,540,092.87
     B-2          3,999,700      3,817,028.90      21,947.92                0         21,947.92       3,817,028.90
     B-3          2,285,600      2,181,213.92      12,541.98                0         12,541.98       2,181,213.92
     B-4          1,599,900      1,526,830.62       8,779.28                0          8,779.28       1,526,830.62
     B-5            685,700        654,420.29       3,762.92                0          3,762.92         654,420.29
     B-6          1,142,814        872,333.13       5,015.92                0          5,015.92         800,387.36
      R                 100               0              0                  0              0                 0



(*) Repeats Notional Balance
